                                                                   Exhibit 99.C2




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated June 19, 2003, in the Registration Statement of Equity Opportunity Trust, Value Select Ten Series 2003S.





                                    /s/ Ernst & Young LLP
                                    ---------------------------------
                                    ERNST & YOUNG LLP


 June 19, 2003
New York, New York